                                                                    EXHIBIT 99.1


MEDIA CONTACT:   CHRISTINE A. THOMPSON  ANALYST CONTACT:    VERNON L. PATTERSON
                 216.689.7811                               216.689.0520

KEY MEDIA                               INVESTOR RELATIONS
NEWSROOM:        WWW.KEY.COM/NEWSROOM   INFORMATION:        WWW.KEY.COM/IR

FOR IMMEDIATE RELEASE

                   KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
                   -------------------------------------------

         CLEVELAND, April 18, 2001 - KeyCorp (NYSE: KEY) today announced first quarter net income of $217 million, or $0.51 per diluted common share, compared with adjusted core earnings of $234 million or $0.53 per share for the first quarter of 2000. Last year's adjusted core earnings exclude $0.28 per share of significant nonrecurring items and $0.02 per share from the divested credit card business. On a reported basis, Key's net income for the first quarter of 2000 was $367 million or $0.83 per diluted common share.

         "Our results in the first quarter were affected adversely by a weakening economy," said Henry L. Meyer III, Key's chief executive officer. "The impact was particularly noticeable in our more capital markets-sensitive businesses, such as brokerage and equity investing, both within Key Capital Partners. While the economic slowdown will impact our loan portfolio generally, the erosion in credit quality that we are experiencing is disproportionately concentrated in two distinct portfolios of limited size in our Specialty Lending area.

         "Despite the unfavorable operating conditions, we were encouraged by continued strong growth in our home equity lending business and Retail Banking deposits. We also were pleased with the continued reduction in our noninterest expense, reflecting the immediate and lasting benefits of Key's comprehensive, corporate-wide competitiveness initiative, which we began implementing last fall. We remain confident that we will capture 100 percent of the initiative's cost savings potential; more than half of our projects have been implemented, and we remain on schedule. The accumulating benefits of this initiative provide Key with a distinct advantage; the ability to reduce costs substantially is critical in an economic environment in which revenue growth is under pressure."

SUMMARY OF CONSOLIDATED RESULTS

         The following table summarizes net income contributed by each of Key's major lines of business in the first quarter of 2001 and the fourth and first quarters of 2000.

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 2



NET INCOME BY LINE OF BUSINESS(a)

                                                            Percent Change vs.
                                                            -------------------
DOLLARS IN MILLIONS                     1Q01   4Q00    1Q00    4Q00     1Q00
--------------------------------------------------------------------------------
Key Consumer Banking:
    Retail Banking                     $ 73    $ 72    $ 60      1.4%     21.7%
    Home Equity and Consumer Finance     20      18      18     11.1      11.1
Key Corporate Finance                   112     142     110    (21.1)      1.8
Key Capital Partners(b)                   2      34      22    (94.1)    (90.9)
Treasury                                 19      14      12     35.7      58.3
                                       ----    ----    ----    -----    ------
    Total segments                      226     280     222    (19.3)      1.8
Reconciling items(c)                     (9)    (14)    145    (35.7)   (106.2)
                                       ----    ----    ----    -----    ------
    Total net income                   $217    $266    $367    (18.4)    (40.9)
                                       ====    ====    ====
--------------------------------------------------------------------------------
(a) Key's management accounting system utilizes a methodology for loan loss provisioning by line of business that reflects credit quality expectations within each line of business over a normal business cycle. The "normalized provision for loan losses" assigned to each line as a result of this methodology does not necessarily track with net loan charge-offs at any given point in the cycle.

(b) Noninterest income and expense attributable to Key Capital Partners is assigned to Retail Banking, Home Equity and Consumer Finance or Key Corporate Finance if one of those businesses is principally responsible for maintaining the relationship with the client that used Key Capital Partners' products and services. Key Capital Partners had net income of $15 million in the first quarter of 2001, $45 million in the fourth quarter of 2000 and $31 million in the first quarter of 2000 before its income and expense were reassigned.

(c) Reconciling items include certain nonrecurring items such as the first quarter 2000 gain from the sale of Key's credit card business, charges related to unallocated nonearning assets of corporate support functions and the results of divested businesses.

         Net interest income for the first quarter of 2001 totaled $688 million, representing a $17 million increase from the year-ago quarter. This improvement resulted from a 4 percent increase in average earning assets (primarily loans), offset in part by a lower net interest margin. The decline in the net interest margin was largely attributable to the divestiture of Key's credit card business in January 2000.

         Noninterest income was $455 million for the first quarter of 2001, compared with core noninterest income of $476 million earned in the first three months of 2000. Weaker conditions in the securities markets led to declines in revenue derived from various capital markets activities. For example, first quarter results include net equity capital losses of $16 million (including $21 million of unrealized mark-to-market adjustments), compared with net equity capital gains of $15 million in the year-ago quarter. At the same time, brokerage fees, which are included in trust and investment services income, declined by $19 million. These decreases were partially offset by an increase in net gains from sales of securities and higher loan fees.

         Key's noninterest expense totaled $698 million for the first quarter of 2001, down from core noninterest expense of $718 million for the same period last year. Marketing expense rose by $5 million, due in part to the launch of Key's "Achieve anything" brand line, but this was more than offset by decreases in costs associated with personnel and equipment. Personnel expense improved by $18 million, largely due to the reduction in Key's workforce that resulted from Key's competitiveness initiative. At March 31, 2001, the number of full-time equivalent employees totaled 21,882, compared with 22,142 at December 31, 2000, and 23,474 at March 31, 2000.

         Key's return on average equity for the first quarter of 2001 was 13.28 percent and its return on average assets was 1.02 percent. On a core basis, Key's

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 3

returns on average equity and assets for the first quarter of 2000 were 15.02 percent and 1.17 percent, respectively.

ASSET QUALITY

         Key's provision for loan losses was $110 million for the first quarter of 2001, compared with a core provision of $62 million for the first quarter of last year. The core provision in the year-ago quarter excludes $121 million, which represents an additional amount added to the provision for an enhancement in Key's methodology for assessing credit risk. Net loan charge-offs totaled $109 million and were 0.66 percent of average loans outstanding for the quarter, compared with core net charge-offs of $62 million and 0.39 percent, respectively, for the first three months of 2000. Core net charge-offs a year ago exclude $15 million of credit card net charge-offs, including holdbacks and putbacks related to the January 2000 sale of Key's credit card portfolio. Also excluded are $57 million of accelerated consumer loan charge-offs resulting from the implementation of new Federal charge-off guidelines applicable to all banking companies. At March 31, 2001, the allowance for loan losses was $1.0 billion, or 1.49 percent of loans.

         The level of Key's nonperforming loans rose by $63 million during the first quarter, reflecting the effect of continued economic weakness, particularly in the commercial sector. At March 31, 2001, Key's nonperforming loans totaled $713 million, or 1.06 percent of period-end loans, compared with $650 million, or 0.97 percent, at December 31, 2000, and $473 million, or 0.74 percent, at March 31, 2000.

CAPITAL

         Key's capital ratios continued to exceed all "well-capitalized" benchmarks at March 31, 2001. During the first quarter, Key did not repurchase any of its common shares under an authorization that allows for the repurchase of up to 25 million shares. There were 18.8 million shares remaining for repurchase under this authorization as of March 31, 2001.

LINE OF BUSINESS RESULTS

KEY CONSUMER BANKING
Retail Banking (a division of Key Consumer Banking)
---------------------------------------------------

         Net income for Retail Banking was $73 million for the first quarter of 2001, up from $60 million for the same period in 2000. The increase in net income is attributable to growth in total revenue and a reduction in noninterest expense.

         Net interest income improved slightly from the first quarter of 2000, reflecting the positive effects of a 3 percent increase in average loans outstanding and a 7 percent increase in deposits. The positive effects of this growth were substantially offset by the effect of narrower interest rate spreads used in determining the profit contribution from deposits generated by Retail Banking. Noninterest income rose 8 percent from the year-ago quarter, while noninterest expense decreased 5 percent, largely due to lower costs associated with personnel, depreciation and amortization expense, and various indirect charges.

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 4



Home Equity and Consumer Finance (a division of Key Consumer Banking)
---------------------------------------------------------------------

         Net income for Home Equity and Consumer Finance was $20 million in the first quarter of 2001, compared with $18 million for the same period last year. Total revenue rose slightly from the year-ago quarter, reflecting growth in net interest income that was largely offset by a decrease in noninterest income. At the same time, the level of noninterest expense declined.

         Although total revenue grew only slightly from the first quarter of 2000, its composition changed due to our decision to cease securitizing and selling our home equity loans. These assets have an attractive risk/reward profile and retaining them was a significant factor in contributing to an 8 percent increase in average loans outstanding and a $14 million, or 11 percent, increase in net interest income. This decision also contributed to a decline in noninterest income due to lower fee income from the servicing of securitized assets. Also adding to the decline in noninterest income was an increase in losses on leased vehicle residual values. The slight decrease in noninterest expense was primarily due to lower personnel costs.

KEY CORPORATE FINANCE

         Net income for Key Corporate Finance was $112 million for the first three months of 2001, compared with $110 million for the same period last year and $142 million for the fourth quarter of 2000. The improvement from the year-ago quarter was driven by revenue growth, but was substantially offset by a rise in noninterest expense and a higher normalized provision for loan losses.

         In comparison with the first quarter of 2000, total average loans grew by 6 percent, resulting in a $21 million, or 7 percent, improvement in net interest income. The growth in loans was distributed among most major business units. At the same time, noninterest income rose 6 percent primarily due to higher income from loan fees and various investment banking and capital markets activities. These increases in revenue were largely offset by higher costs associated with investment banking and capital markets activities, credit extensions and collections, and personnel.

         The decline in earnings from the preceding quarter was due to a decrease in total revenue (primarily noninterest income) and an increase in noninterest expense. The decrease in noninterest income was largely attributable to declines in loan fees and investment banking fees, an area in which the volume of business is typically higher in the fourth quarter of the year.

KEY CAPITAL PARTNERS

         Net income for Key Capital Partners was $2 million in the first quarter of 2001, compared with $22 million for the same period last year. Prior to assigning revenue and expense to other business lines whose customers utilize products and services offered by Key Capital Partners, net income was $15 million in the first quarter of 2001, compared with $31 million in the first quarter of 2000.

         Total revenue for Key Capital Partners decreased by $36 million, or 14 percent, ($32 million, or 10 percent, prior to revenue sharing) from the year-ago quarter. The primary factors

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 5

contributing to the decrease were declines in net gains from equity capital investments and revenue derived from brokerage services (principally in our Private Client Group). The reduction in each of these revenue components reflects the effect of a slower economy and related weakness in the securities markets. These declines were partially offset by a $6 million, or 3 percent decrease in noninterest expense, due primarily to lower personnel costs.

         Cleveland-based KeyCorp is one of the nation's largest multiline financial services companies, with assets of approximately $86 billion. Key companies provide investment management, retail and commercial banking, retirement, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. The company's businesses deliver their products and services through facilities located in 46 states; a network of approximately 2,400 ATMs; telephone banking centers (1.800.KEY2YOU); and a Web site, Key.com,(R) that provides account access and financial products 24 hours a day.

Notes to Editors:
A live Internet broadcast of KeyCorp's conference call to discuss quarterly earnings and currently anticipated earnings trends and to answer analysts' questions can be accessed through the Investor Relations section at www.Key.com/ir at 9:00 a.m. ET, on Wednesday, April 18, 2001. A tape of the call will be available until Wednesday, April 25. For more information about Key's lines of business, visit our Media Newsroom at www.Key.com/newsroom.

--------------------------------------------------------------------------------
This news release contains forward-looking statements that are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued softening in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and changes in accounting, tax or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                       ###

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 6

                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                    THREE MONTHS ENDED
                                                                    ---------------------------------------------------
                                                                      3-31-01            12-31-00            3-31-00
                                                                    ------------       ------------       -----------
Summary of operations
     Net interest income (taxable equivalent)                              $ 695              $ 709             $ 678
     Noninterest income                                                      455                508               806
                                                                    ------------       ------------       -----------
        Total revenue (taxable equivalent)                                 1,150              1,217             1,484
     Provision for loan losses                                               110                108               183
     Noninterest expense                                                     698                705               727
     Net income                                                              217                266               367
     Net income - core                                                       217                272               243

PER COMMON SHARE
     Net income                                                            $ .51              $ .63             $ .83
     Net income - core                                                       .51                .64               .55
     Net income - assuming dilution                                          .51                .62               .83
     Net income - assuming dilution - core                                   .51                .63               .55
     Cash dividends                                                         .295                .28               .28
     Book value at period end                                              15.79              15.65             14.84
     Market price at period end                                            25.80              28.00             19.00

AT PERIOD END
     Full-time equivalent employees                                       21,882             22,142            23,474
     Branches                                                                922                922               937

PERFORMANCE RATIOS
     Return on average total assets                                         1.02%              1.24%             1.77%
     Return on average total assets - core                                  1.02               1.27              1.17
     Return on average equity                                              13.28              16.16             22.68
     Return on average equity - core                                       13.28              16.53             15.02
     Net interest margin (taxable equivalent)                               3.63               3.71              3.68

CAPITAL RATIOS AT PERIOD END
     Equity to assets                                                       7.75%              7.59%             7.78%
     Tangible equity to tangible assets                                     6.29               6.12              6.16
     Tier 1 risk-adjusted capital(a)                                        7.54               7.72              7.98
     Total risk-adjusted capital(a)                                        11.39              11.48             12.04
     Leverage(a)                                                            7.62               7.71              7.89

ASSET QUALITY
     Net loan charge-offs                                                   $109               $108              $134
     Net loan charge-offs to average loans                                   .66%               .64%              .84%
     Allowance for loan losses                                            $1,001             $1,001              $979
     Allowance for loan losses to period end loans                          1.49%              1.50%             1.53%
     Allowance for loan losses to nonperforming loans                     140.39             154.00            206.98
     Nonperforming loans at period end                                      $713               $650              $473
     Nonperforming assets at period end                                      740                672               497
     Nonperforming loans to period end loans                                1.06%               .97%              .74%
     Nonperforming assets to period end loans plus
        OREO and other nonperforming assets                                 1.10               1.00               .78

 (a) 3-31-01 ratio is estimated.

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 7

                            LINE OF BUSINESS RESULTS
                              (dollars in millions)

KEY CONSUMER BANKING
Retail Banking (a division of Key Consumer Banking)

                                                                                                       PERCENT CHANGE VS.
                                                                                                     --------------------
                                                                         1Q01       4Q00       1Q00      4Q00       1Q00
                                                                    ---------  ---------   --------  ---------   --------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                            $228       $232       $226      (1.7)%       .9%
     Noninterest income                                                    98         91         87       7.7       12.6
     Revenue sharing                                                       13         17         16     (23.5)     (18.8)
                                                                    ---------  ---------   --------  ---------   --------
     Total revenue                                                        339        340        329       (.3)       3.0
     Provision for loan losses(a)                                          12         13         12      (7.7)        --
     Noninterest expense                                                  197        197        205        --       (3.9)
     Expense sharing                                                       10         12         13     (16.7)     (23.1)
                                                                    ---------  ---------   --------  ---------   --------
     Income before income taxes (taxable equivalent)                      120        118         99       1.7       21.2
     Allocated income taxes and taxable equivalent adjustments             47         46         39       2.2       20.5
                                                                    ---------  ---------   --------  ---------   --------
     Net income                                                          $ 73       $ 72       $ 60       1.4       21.7
                                                                    =========  =========   ========

     Percent of consolidated net income                                    34%        27%        16%

     Net loan charge-offs(a)                                              $13        $16        $12     (18.8)%      8.3%

AVERAGE BALANCES
     Loans                                                            $ 7,843    $ 7,929    $ 7,631      (1.1)%      2.8%
     Total assets                                                       9,211      9,331      9,131      (1.3)        .9
     Deposits                                                          32,570     32,522     30,427        .1        7.0

OTHER FINANCIAL DATA
     Efficiency ratio                                                   60.88%     61.59%     66.28%



Home Equity and Consumer Finance (a division of Key Consumer Banking)

                                                                                                     PERCENT CHANGE VS.
                                                                                                     --------------------
                                                                      1Q01       4Q00         1Q00     4Q00       1Q00
                                                                    ---------  ---------   --------  ---------   --------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                            $142       $137       $128        3.6%      10.9%
     Noninterest income                                                     5          9         17      (44.4)     (70.6)
     Revenue sharing                                                        1          1          1         --         --
                                                                    ---------  ---------   --------  ---------   --------
     Total revenue                                                        148        147        146         .7        1.4
     Provision for loan losses(a)                                          33         33         33         --         --
     Noninterest expense                                                   80         83         82       (3.6)      (2.4)
     Expense sharing                                                       --         --         --         --         --
                                                                    ---------  ---------   --------  ---------   --------
     Income before income taxes (taxable equivalent)                       35         31         31       12.9       12.9
     Allocated income taxes and taxable equivalent adjustments             15         13         13       15.4       15.4
                                                                    ---------  ---------   --------  ---------   --------
     Net income                                                          $ 20       $ 18       $ 18       11.1       11.1
                                                                    =========  =========   ========

     Percent of consolidated net income                                     9%         7%         5%

     Net loan charge-offs(a)                                              $46        $49        $24       (6.1)%     91.7%

AVERAGE BALANCES
     Loans                                                            $15,868    $15,234    $14,662        4.2%       8.2%
     Total assets                                                      16,960     16,325     15,915        3.9        6.6
     Deposits                                                             144        154        130       (6.5)      10.8

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 8

                      LINE OF BUSINESS RESULTS (CONTINUED)
                              (dollars in millions)

KEY CORPORATE FINANCE


                                                                                                            PERCENT CHANGE VS.
                                                                                                      ------------------------------
                                                                     1Q01        4Q00         1Q00           4Q00           1Q00
                                                                ---------   ---------     --------    --------------      ----------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                        $340        $354         $319            (4.0)%           6.6%
     Noninterest income                                                70          94           71           (25.5)           (1.4)
     Revenue sharing                                                   36          34           29             5.9            24.1
                                                                ---------   ---------     --------       ---------        --------
     Total revenue                                                    446         482          419            (7.5)            6.4
     Provision for loan losses(a)                                      52          52           48              --             8.3
     Noninterest expense                                              192         180          175             6.7             9.7
     Expense sharing                                                   21          21           18              --            16.7
                                                                ---------   ---------     --------       ---------        --------
     Income before income taxes (taxable equivalent)                  181         229          178           (21.0)            1.7
     Allocated income taxes and taxable equivalent adjustments         69          87           68           (20.7)            1.5
                                                                ---------   ---------     --------       ---------        --------
     Net income                                                      $112        $142         $110           (21.1)            1.8
                                                                =========   =========     ========

     Percent of consolidated net income                                52%         53%          30%

     Net loan charge-offs(a)                                          $50         $42          $25            19.0%          100.0%

AVERAGE BALANCES
     Loans                                                        $35,629     $35,658      $33,691             (.1)%           5.8%
     Total assets                                                  37,222      37,372       35,437             (.4)            5.0
     Deposits                                                       6,484       6,704        6,144            (3.3)            5.5

KEY CAPITAL PARTNERS

                                                                                                             PERCENT CHANGE VS.
                                                                                                     -------------------------------
                                                                     1Q01         4Q00        1Q00          4Q00            1Q00
                                                                ---------    ---------    --------   -------------       -----------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                        $ 50         $ 57        $ 45          (12.3)%          11.1%
     Noninterest income                                               228          263         265          (13.3)          (14.0)
     Revenue sharing                                                  (50)         (52)        (46)          (3.8)            8.7
                                                                ---------    ---------    --------      ---------        --------
     Total revenue                                                    228          268         264          (14.9)          (13.6)
     Provision for loan losses(a)                                       3            3           2             --            50.0
     Noninterest expense                                              249          241         255            3.3            (2.4)
     Expense sharing                                                  (31)         (33)        (31)          (6.1)             --
                                                                ---------    ---------    --------      ---------        --------
     Income before income taxes (taxable equivalent)                    7           57          38          (87.7)          (81.6)
     Allocated income taxes and taxable equivalent adjustments          5           23          16          (78.3)          (68.8)
                                                                ---------    ---------    --------      ---------        --------
     Net income                                                       $ 2         $ 34        $ 22          (94.1)          (90.9)
                                                                =========    =========    ========

     Percent of consolidated net income                                 1%          13%          6%

     Net loan charge-offs(a)                                           $1           $1          $1             --%             --%

AVERAGE BALANCES
     Loans                                                         $5,567       $5,464      $5,051            1.9%           10.2%
     Total assets                                                   9,848        9,389       9,595            4.9             2.6
     Deposits                                                       3,916        3,657       3,374            7.1            16.1

(a) Key's management accounting system utilizes a methodology for loan loss provisioning by line of business that reflects credit quality expectations within each line of business over a normal business cycle. The "normalized provision for loan losses" assigned to each line as a result of this methodology does not necessarily track with net loan charge-offs at any given point in the cycle.

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 9

                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


                                                             3-31-01            12-31-00            3-31-00
                                                          -------------      --------------      -------------
ASSETS
     Loans                                                 $  67,027           $  66,905           $  64,064
     Investment securities                                     1,208               1,198               1,053
     Securities available for sale                             6,900               7,329               6,269
     Short-term investments                                    1,892               1,884               2,567
                                                           ---------           ---------           ---------
        Total earning assets                                  77,027              77,316              73,953
     Allowance for loan losses                                (1,001)             (1,001)               (979)
     Cash and due from banks                                   2,484               3,189               2,757
     Premises and equipment                                      703                 717                 761
     Goodwill                                                  1,311               1,324               1,378
     Other intangible assets                                      40                  44                  56
     Corporate-owned life insurance                            2,241               2,215               2,132
     Accrued income and other assets                           3,652               3,466               3,446
                                                           ---------           ---------           ---------
        TOTAL ASSETS                                       $  86,457           $  87,270           $  83,504
                                                           =========           =========           =========



LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                $   8,329           $   9,076           $   8,283
        Interest-bearing                                      36,152              35,519              34,718
     Deposits in foreign office-interest-bearing               1,484               4,054               3,035
                                                           ---------           ---------           ---------
        Total deposits                                        45,965              48,649              46,036
     Federal funds purchased and securities
        sold under repurchase agreements                       4,463               4,936               2,621
     Bank notes and other short-term borrowings                8,721               6,957               8,015
     Accrued expense and other liabilities                     4,803               4,701               4,312
     Long-term debt                                           14,495              14,161              14,784
     Capital securities of subsidiary trusts                   1,308               1,243               1,243
                                                           ---------           ---------           ---------
        TOTAL LIABILITIES                                     79,755              80,647              77,011


SHAREHOLDERS' EQUITY                                           6,702               6,623               6,493


                                                           ---------           ---------           ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $  86,457           $  87,270           $  83,504
                                                           =========           =========           =========

Common shares outstanding (000)                              424,414             423,254             437,590

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 10

                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)


                                                                                   THREE MONTHS ENDED
                                                                ---------------------------------------------------------
                                                                    3-31-01              12-31-00              3-31-00
                                                                --------------      ----------------      ---------------
Interest income                                                 $   1,570              $   1,652             $   1,489

INTEREST EXPENSE                                                      882                    950                   818
                                                                ---------              ---------             ---------
NET INTEREST INCOME                                                   688                    702                   671
Provision for loan losses                                             110                    108                   183
                                                                ---------              ---------             ---------
                                                                      578                    594                   488

NONINTEREST INCOME
     Trust and investment services income                             141                    150                   160
     Investment banking and capital markets income                     65                     94                    89
     Service charges on deposit accounts                               84                     85                    86
     Corporate-owned life insurance income                             27                     31                    25
     Letter of credit and loan fees                                    29                     34                    23
     Net securities gains                                              26                     19                     1
     Gains from divestitures                                           --                     --                   332
     Other income                                                      83                     95                    90
                                                                ---------              ---------             ---------
        Total noninterest income                                      455                    508                   806

NONINTEREST EXPENSE
     Personnel                                                        364                    360                   382
     Net occupancy                                                     57                     55                    57
     Computer processing                                               62                     62                    59
     Equipment                                                         38                     42                    48
     Marketing                                                         27                     28                    22
     Amortization of intangibles                                       26                     25                    25
     Professional fees                                                 18                     19                    19
     Restructuring charges                                             (4)                    (7)                    7
     Other expense                                                    110                    121                   108
                                                                ---------              ---------             ---------
        Total noninterest expense                                     698                    705                   727
                                                                ---------              ---------             ---------

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT
     OF ACCOUNTING CHANGE                                             335                    397                   567
     Income taxes                                                     117                    131                   200
                                                                ---------              ---------             ---------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                  218                    266                   367
Cumulative effect of accounting change, net of tax                     (1)                    --                    --
                                                                ---------              ---------             ---------
NET INCOME                                                      $     217              $     266             $     367
                                                                =========              =========             =========

Per Common Share
----------------
Income before cumulative effect of accounting change            $     .51              $     .63             $     .83
Net income                                                            .51                    .63                   .83

Per Common Share-assuming dilution
----------------------------------
Income before cumulative effect of accounting change            $     .51              $     .62             $     .83
Net income                                                            .51                    .62                   .83

Weighted average common shares outstanding (000)                  424,024                425,054               441,834
Weighted average common shares and potential
    common shares outstanding (000)                               429,917                430,634               443,757

Taxable-equivalent adjustment                                   $       7              $       7             $       7

KEYCORP REPORTS FIRST QUARTER 2001 EARNINGS
APRIL 18, 2001
PAGE 11


    CONSOLIDATED AVERAGE BALANCE SHEETS, NET INTEREST INCOME AND YIELDS/RATES
                              (dollars in millions)



                                                                     FIRST QUARTER 2001
                                                        ----------------------------------------
                                                        AVERAGE BALANCE   INTEREST   YIELD/RATE
                                                        ----------------------------------------
ASSETS
     Loans:(a,b)
     Commercial, financial and agricultural                  $20,025        $ 406          8.22%
     Real estate--commercial mortgage                          6,897          147          8.63
     Real estate--construction                                 5,273          117          9.03
     Commercial lease financing                                7,102          125          7.07
                                                             -------        -----          ----
        Total commercial loans                                39,297          795          8.19
     Real estate--residential                                  4,172           81          7.74
     Home equity                                              10,086          233          9.38
     Consumer - direct                                         2,480           64         10.43
     Consumer - indirect lease financing                       2,936           59          8.02
     Consumer - indirect other                                 5,673          136          9.58
                                                             -------        -----          ----
        Total consumer loans                                  25,347          573          9.10
     Loans held for sale                                       2,389           54          9.09
                                                             -------        -----          ----
        Total loans                                           67,033        1,422          8.57
     Taxable investment securities                               892            7          3.24
     Tax-exempt investment securities(a)                         317            8          8.83
                                                             -------        -----          ----
        Total investment securities                            1,209           15          4.70
     Securities available for sale(a, c)                       7,026          120          6.87
     Short-term investments                                    1,604           20          5.00
                                                             -------        -----          ----
        Total earning assets                                  76,872        1,577          8.28
     Allowance for loan losses                                (1,006)
     Accrued income and other assets                          10,458
                                                             -------
        TOTAL ASSETS                                         $86,324
                                                             =======

LIABILITIES
     Money market deposit accounts                           $12,070           95          3.17
     Savings deposits                                          1,993            7          1.34
     NOW accounts                                                602            2          1.54
     Certificates of deposit ($100,000 or more)(d)             5,994           92          6.25
     Other time deposits                                      15,011          224          6.06
     Deposits in foreign office                                2,869           40          5.64
                                                             -------        -----          ----
        Total interest-bearing deposits                       38,539          460          4.84
     Federal funds purchased and securities
        sold under repurchase agreements                       5,263           70          5.39
     Bank notes and other short-term borrowings(d)             7,532          105          5.67
     Long-term debt, including capital securities(d, e)       15,412          247          6.58
                                                             -------        -----          ----
        Total interest-bearing liabilities                    66,746          882          5.38
                                                             -------        -----          ----
     Noninterest-bearing deposits                              8,185
     Accrued expense and other liabilities                     4,766
                                                             -------
     Total liabilities                                        79,697

SHAREHOLDERS' EQUITY                                           6,627

                                                             -------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $86,324
                                                             =======

Interest rate spread (TE)                                                                  2.90%
                                                                                           ====
Net interest income (TE) and net
     interest margin (TE)                                                   $ 695          3.63%
                                                                            =====          ====

Capital securities                                            $1,307          $24
Taxable-equivalent adjustment(a)                                                7





                                                                    FOURTH QUARTER 2000
                                                        ------------------------------------------
                                                        AVERAGE BALANCE     INTEREST    YIELD/RATE
                                                        ------------------------------------------
ASSETS
     Loans:(a,b)
     Commercial, financial and agricultural                 $20,093           $ 451          8.92%
     Real estate--commercial mortgage                         6,855             162          9.42
     Real estate--construction                                5,164             129          9.97
     Commercial lease financing                               6,965             125          7.20
                                                            -------           -----          ----
        Total commercial loans                               39,077             867          8.84
     Real estate--residential                                 4,232              81          7.68
     Home equity                                              9,591             228          9.45
     Consumer - direct                                        2,582              69         10.57
     Consumer - indirect lease financing                      3,023              62          8.16
     Consumer - indirect other                                5,813             141          9.72
                                                            -------           -----          ----
        Total consumer loans                                 25,241             581          9.18
     Loans held for sale                                      2,220              51          9.13
                                                            -------           -----          ----
        Total loans                                          66,538           1,499          8.98
     Taxable investment securities                              898               8          3.73
     Tax-exempt investment securities(a)                        344               8          8.73
                                                            -------           -----          ----
        Total investment securities                           1,242              16          5.12
     Securities available for sale(a, c)                      6,807             121          7.02
     Short-term investments                                   1,449              23          6.20
                                                            -------           -----          ----
        Total earning assets                                 76,036           1,659          8.69
     Allowance for loan losses                                 (989)
     Accrued income and other assets                         10,380
                                                            -------
        TOTAL ASSETS                                        $85,427
                                                            =======

LIABILITIES
     Money market deposit accounts                          $11,873             103          3.44
     Savings deposits                                         2,045               7          1.32
     NOW accounts                                               600               2          1.55
     Certificates of deposit ($100,000 or more)(d)            5,789              94          6.44
     Other time deposits                                     15,037             232          6.15
     Deposits in foreign office                               3,265              54          6.60
                                                            -------           -----          ----
        Total interest-bearing deposits                      38,609             492          5.07
     Federal funds purchased and securities
        sold under repurchase agreements                      5,859              93          6.33
     Bank notes and other short-term borrowings(d)            6,446             101          6.22
     Long-term debt, including capital securities(d, e)      15,235             264          6.91
                                                            -------           -----          ----
        Total interest-bearing liabilities                   66,149             950          5.72
                                                            -------           -----          ----
     Noninterest-bearing deposits                             8,363
     Accrued expense and other liabilities                    4,368
                                                            -------
     Total liabilities                                       78,880

SHAREHOLDERS' EQUITY                                          6,547

                                                            -------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $85,427
                                                            =======

Interest rate spread (TE)                                                                    2.97%
                                                                                             ====
Net interest income (TE) and net
     interest margin (TE)                                                     $ 709          3.71%
                                                                              =====          ====

Capital securities                                           $1,243             $24
Taxable-equivalent adjustment(a)                                                  7





                                                                            FIRST QUARTER 2000
                                                            ----------------------------------------------
                                                             AVERAGE BALANCE    INTEREST       YIELD/RATE
                                                             ---------------------------------------------
ASSETS
     Loans:(a,b)
     Commercial, financial and agricultural                        $18,677        $ 379              8.17%
     Real estate--commercial mortgage                                6,891          150              8.74
     Real estate--construction                                       4,601          104              9.12
     Commercial lease financing                                      6,684          122              7.28
                                                                   -------        -----              ----
        Total commercial loans                                      36,853          755              8.23
     Real estate--residential                                        4,318           81              7.48
     Home equity                                                     8,129          179              8.85
     Consumer - direct                                               2,572           62              9.72
     Consumer - indirect lease financing                             3,174           63              7.93
     Consumer - indirect other                                       6,286          145              9.22
                                                                   -------        -----              ----
        Total consumer loans                                        24,479          530              8.67
     Loans held for sale                                             2,692           65              9.80
                                                                   -------        -----              ----
        Total loans                                                 64,024        1,350              8.47
     Taxable investment securities                                     580            4              2.94
     Tax-exempt investment securities(a)                               436           10              8.74
                                                                   -------        -----              ----
        Total investment securities                                  1,016           14              5.43
     Securities available for sale(a, c)                             6,475          112              6.81
     Short-term investments                                          2,164           20              3.66
                                                                   -------        -----              ----
        Total earning assets                                        73,679        1,496              8.15
     Allowance for loan losses                                        (899)
     Accrued income and other assets                                10,407
                                                                   -------
        TOTAL ASSETS                                               $83,187
                                                                   =======

LIABILITIES
     Money market deposit accounts                                 $12,617          104              3.32
     Savings deposits                                                2,357            9              1.61
     NOW accounts                                                      627            3              1.62
     Certificates of deposit ($100,000 or more)(d)                   5,555           80              5.78
     Other time deposits                                            12,552          164              5.25
     Deposits in foreign office                                      1,206           17              5.76
                                                                   -------        -----              ----
        Total interest-bearing deposits                             34,914          377              4.34
     Federal funds purchased and securities
        sold under repurchase agreements                             4,003           48              4.85
     Bank notes and other short-term borrowings(d)                   8,680          126              5.83
     Long-term debt, including capital securities(d, e)             16,577          267              6.49
                                                                   -------        -----              ----
        Total interest-bearing liabilities                          64,174          818              5.13
                                                                   -------        -----              ----
     Noninterest-bearing deposits                                    8,160
     Accrued expense and other liabilities                           4,344
                                                                   -------
     Total liabilities                                              76,678

SHAREHOLDERS' EQUITY                                                 6,509

                                                                   -------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $83,187
                                                                   =======

Interest rate spread (TE)                                                                           3.02%
                                                                                                    ====
Net interest income (TE) and net
     interest margin (TE)                                                        $ 678              3.68%
                                                                                 =====              ====

Capital securities                                                  $1,243          $23
Taxable-equivalent adjustment(a)                                                      7


(a) Interest income on tax-exempt securities and loans has been adjusted to a taxable-equivalent basis using the statutory Federal income tax rate of 35%.

(b) For purposes of these computations, nonaccrual loans are included in average loan balances.

(c)  Yield is calculated on the basis of amortized cost.

(d)  Rate calculation excludes basis adjustments related to fair value hedges.

(e)  Rate calculation excludes ESOP debt.

TE = Taxable Equivalent